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                                                                    Exhibit 23.4

                         CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated February 8, 1996 with respect to the financial statements of The Re-Print Corporation for the years ended December 31, 1995 and 1994 which report appears in U.S. Office Products Company's Annual Report on Form 10-K/A Amendment No. 1 for the year ended April 26, 1997.

                                                        /s/ BDO Seidman, LLP

Atlanta, Georgia
September 19, 1997